Note 6 - Segment Information	9 Months Ended
Sep. 30, 2021
Notes to Financial Statements
Segment Reporting Disclosure [Text Block]
6.	Segment Information

We have one operating segment with operations primarily in the United States and Canada. Sales are assigned to geographic locations based on the location of customers. Sales by geographic location are as follows (in thousands):

	Three months ended September 30,		Year Ended September 30,
	2021	2020	2021	2020
Revenue:
United States	$3,496	$2,354	$8,978	$6,783
Canada	1,033	1,134	2,808	2,577
Other countries	36	53	94	71
Total revenue	$4,565	$3,541	$11,880	$9,431

During the three months ended September 30, 2021 and 2020, one of our customers (Lassonde) represented an aggregate of approximately 20% and 29% of our revenue, respectively. During the nine months ended September 30, 2021 and 2020, one of our customers (Lassonde) represented an aggregate of approximately 21% and 25% of our revenue, respectively.